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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 29, 2002

                     AMERICAN SCIENCE AND ENGINEERING, INC.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

1-6549                                                                04-2240991
-------------------------                  -------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS                           01821
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 262-8700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On May 29, 2002, American Science and Engineering, Inc., a Massachusetts corporation (the "Company"), issued a press release announcing the completion of a private equity placement. A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit No.                         Description
-----------                         -----------
   99.1 Press Release of the Company dated May 29, 2002, announcing the completion of a private equity placement.
















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                                    SIGNATURE
                         -------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: May 29, 2002                   AMERICAN SCIENCE AND ENGINEERING, INC.

                                     By: /s/ Ralph S. Sheridan
                                        ---------------------------------------
                                        Ralph S. Sheridan
                                        President and Chief Executive Officer





















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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description
-----------                         -----------

   99.1 Press Release of the Company dated May 29, 2002, announcing the completion of a private equity placement.


















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